Jaguar Health, Inc. (NASDAQ: JAGX) Overview – April 2025

Forward-Looking Statements 2 This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding plans by Jaguar Health, Inc. (“Jaguar” or the “Company”), Napo Pharmaceuticals, Inc. and Napo Therapeutics (formerly known as “Napo EU”) to develop and commercialize crofelemer in Europe for HIV-related diarrhea, short bowel syndrome, congenital diarrheal disorders, and other indications; expectations related to the timing of the commercial launch of products in any market; the expectation that Magdalena Biosciences will leverage Jaguar’s proprietary medicinal plant library and Filament Health’s proprietary drug development technology; the expectation that US$1,000,000 will be invested in Magdalena Biosciences by One Small Planet; the expectation that Magdalena Biosciences may develop a potential plant-based alternative drug for adult ADHD or other indications that is both safe and efficacious; Jaguar’s plans to pursue additional business development deals; plans to expand the geography for commercialization of crofelemer; statements related to the powder formulation of crofelemer, NP-300, and the timing of the initiation, completion, results, and publication of Phase 2 studies, Phase 3 studies, proof-of-concept studies, field studies, investigator-initiated trials, sponsored studies, and other studies; statements about crofelemer’s possible eligibility for, and possible participation in, the European Medicines Agency’s (EMA) PRIME program, the U.S. Food and Drug Administration’s (FDA) Breakthrough Therapies program, and early patient access programs; statements about the planned submission of Investigational New Drug (IND) applications, New Drug Applications (NDA) and supplemental NDAs to FDA; statements about plans to pursue a Priority Review Voucher (PRV) and the potential value of a PRV; statements about the possible future market size/potential of indications; and statements about expected milestones appearing on the list of “Upcoming Milestones”, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Please see the risk factors identified in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Readers are also advised that our projected sales do not take into account the royalties and other payments we will need to make to our licensors and strategic partners. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. NASDAQ:JAGX

What We Do: Develop New Ways and Novel Plant-Based Medicines to Treat Gastrointestinal Disorders NASDAQ:JAGX 3 From Tree to Bottle Crofelemer was discovered through the science of ethnobotany Mytesi (crofelemer 125mg delayed-release tablets) is FDA-approved for symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy Canalevia®-CA1 is conditionally approved by the FDA for the treatment of chemotherapy-induced diarrhea in dogs

Jaguar/Napo Product Portfolio – Crofelemer Pipeline in a Product *NP-300 and crofelemer have a similar physiological anti-secretory mechanism of action to reduce chloride ion secretion into the gut lumen and improve stool consistency. The Company has previously presented Phase 2 data on crofelemer for the treatment of devastating dehydration in cholera patients from the renowned International Centre for Diarrhoeal Disease Research (icddr,b) in Bangladesh. *Potential opportunity for Priority Review Voucher (PRV) NASDAQ:JAGX

Rare disease: Four Phase 2 studies started since December 2024 Two are investigator-initiated trials (IITs) What’s different: Patients identified at principal investigator sites Proof-of-concept data is expected starting in April 2025; throughout 2025 / early 2026 Key value driver: Reduction in total parenteral nutrition (TPN) Potential for: PRIME designation through European Medicines Agency (EMA) Breakthrough Therapy designation through US Food and Drug Administration (FDA) Early patient access in certain European countries 5 NASDAQ:JAGX Near-Term Catalysts Leading to Potential Opportunities for Business Development Deals—What’s Different?

Proof-of-Concept Data to be Presented at Elite Ped-GI Congress in Abu Dhabi, April 26: MVID and SBS NASDAQ:JAGX 6 The Annual Elite Ped-GI Congress is designed to provide high level, clinically significant updates and comprehensive trends relevant to the practice of pediatric gastroenterological, nutrition and liver disorders.

Increasing Market Value: Progression from Supportive Care to Impact on Outcome/Cost of Care to Treatment Modifying

Indication	# of Competitors	Market Size/Potential
HIV-related diarrhea	0	Jaguar estimates the U.S. market revenue potential for Mytesi® to be ~$30-$50 million in gross annual sales
Cancer therapy-related diarrhea (CTD)	0	Projected to be 2.0 million new cancer cases in US in 2024[1] Annual US breast cancer incidence >315,000;[2] prevalence ~4 mm[3] Comparable supportive care (CINV) global market projected to reach **$4.3 billion by 2031[4]**
Short bowel syndrome (SBS) with intestinal failure / Microvillus inclusion disease (MVID), a congenital diarrheal disorder (CDD)	0	~Global SBS market projected to reach **$4.6 billion by 2027** with a CAGR of 26% from 2020 to 2027[5] (doesn't include potential contribution from crofelemer's novel mechanism of action)
IBS - diarrhea predominant (IBS-D)	2	~15% of adult population Most IBS products have estimated revenue potential >$1.0 billion[6]
Symptomatic relief and treatment of diarrhea from cholera and other pathogens	0	*Potential opportunity for Priority Review Voucher (PRV) PRVs are transferable, and in past transactions by other companies have sold for values ranging from $67 million to $350 million[7]

[1] American Cancer Society. Cancer Facts & Figures 2024. Atlanta: American Cancer Society; 2024
[2] https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2025/2025-cancer-facts-and-figures-acs.pdf
[3] Miller KD, Siegel RL, Lin CC, et al. Cancer treatment and survivorship statistics, 2022. CA Cancer J Clin. 2022:1-23
[4] https://www.ihealthcareanalyst.com/global-chemotherapy-induced-nausea-vomiting-drugs-market/
[5] https://www.mynewsdesk.com/us/medical-technology-news/pressreleases/short-bowel-syndrome-market-global-industry-analysis-size-share-trends-revenue-forecast-2020-to-2027-3069433
[6] https://investor.ironwoodpharma.com/press-releases/press-release-details/2022/Ironwood-Pharmaceuticals-Reports-Fourth-Quarter-and-Full-Year-2021-Results-LINZESS-linaclotide-Achieves-Blockbuster-Status-as-U.S.-Net-Sales-Exceed-1-Billion-in-2021/default.aspx; Rodman & Renshaw estimate peak annual sales of Synergy Pharmaceuticals' Trulance at $2.3 bn in 2021 (Source: https://www.benzinga.com/analyst-ratings/analyst-color/17/03/9224181/analyst-synergy-pharma-could-achieve-sustainable-profita)
[7] https://www.pharmaceutical-technology.com/features/switching-sales-investigating-the-financial-impacts-of-fdas-priority-vouchers

8

NASDAQ:JAGX

How Crofelemer Works NASDAQ:JAGX 10 Crofelemer is a non-opioid that works differently from other treatments for GI dysfunction With crofelemer, it’s about waterflow Crofelemer normalizes waterflow in the GI tract Less water flowing into your GI tract = less watery diarrhea = greater nutrient absorption opportunity Crofelemer acts locally in the GI tract Opioid medicines (e.g., Imodium, loperamide) work by slowing down your GI tract, i.e., opioid constipation risk Crofelemer is a non-opioid, non-antibiotic, non-addictive drug approved in the US for a chronic use Secretion Absorption

Crofelemer is a First-in-Class Intestinal Chloride Channel Modulator

Mytesi® (crofelemer) acts at the common last step in a physiological pathway, regardless of cause, thereby normalizing defective secretion, specifically mitigating dehydration

Crofelemer does not cause constipation or alter motility



NORMAL
DIARRHEA
Mytesi®
M
Chloride ion (salt)
Chloride ion channel
Gut lining
Water
Inflammation/damage
Mytesi®

Chloride ion (Cl⁻) channels in the GI tract **maintain a balance of salts—including chloride ions—and water** that allows normal stool formation

HIV or its treatment can cause damage to the GI tract, creating inflammation and a leaky gut; targeted cancer therapy and inflammatory bowel disease cause similar damage

This can further **disrupt the balance of chloride ions and water flow** into the GI lumen, leading to secretory diarrhea

Mytesi® works by regulating two chloride ion channels (CFTR and CaCC) in the GI tract, which normalizes the salt-water balance, leading to a decrease in chloride and water flow[1-3]

Acts locally in the gut via allosteric modulation of chloride channels

References: 1. Mytesi® [package insert]. San Francisco, CA: Napo Pharmaceuticals, Inc; 2020. **2.** Tradtrantip L, Namkung W, Verkman AS. *Mol Pharmacol*. 2010;77(1):69-78. 3. Holodniy M, Koch J, Mistal M, et al. *Am J Gastroenterol*.1999;94(11):3267-3273

11

NASDAQ:JAGX

NASDAQ:JAGX 12 Our crofelemer clinical development programs

NASDAQ:JAGX 14 Microvillus Inclusion Disease (MVID): An Ultrarare Congenital Diarrheal Disorder (CDD) * Adverse events could negatively affect the timeliness of submitting the Investigational New Drug (IND) application. There is a probability that the FDA may not approve Company’s IND application. MVID is an ultrarare CDD that affects newborns and children and leads to significant morbidity and mortality from severe secretory diarrhea, intestinal failure, lifelong parenteral nutrition Novel highly concentration liquid formulation Key endpoint demonstrating benefit Reduction in TPN Enhanced urine output Reduction in stool volume

Short Bowel Syndrome: Loss of Bowel with Quality-of-Life Changes NASDAQ:JAGX 16 SBS: Catastrophic loss of bowel (normal 15-25 feet to 5 or less feet) in adults/children (also may be congenital in children). SBS with Intestinal Failure (SBS-IF): Body is unable to absorb enough nutrients. Patients suffer from malnutrition, dehydration, imbalances of fluids and salts, excessive intestinal fluid output, and risk of organ failure Life-long total parenteral nutrition (TPN) may be required No “standard of care” drug intervention

NASDAQ:JAGX 17 The ongoing IITs are unblinded proof-of-concept trials, which allows data to be obtained quickly from real world experience Reduction of TPN needs by 10-20% would represent a transformative event that may: Qualify crofelemer for paradigm-shifting regulatory pathways with both the FDA and the EMA Lead to significant collaborations, business development deals, and the opportunity to bring in non-dilutive dollars to support these late-stage programs Lead to approval of the drug for intestinal failure Position crofelemer for blockbuster status—with the potential to benefit all our stakeholders Same formulation as MVID Parenteral nutrition backpack for patients with intestinal failure A Significant Opportunity: Meaningfully Reduce the Need for TPN by 10-20% in Intestinal Failure Patients Treated with Crofelemer For a company, rare disease programs can significantly reduce the time and cost associated with obtaining approval of a drug, commercializing a drug, and qualifying a drug for reimbursement.

Proposed Treatment Pathway: Crofelemer May Reduce Need for Parenteral Nutrition (PN) in SBS-IF Patients – Aiming to Become Standard of Care with PN NASDAQ:JAGX 19 Nutritional support (delivery of nutrients, electrolytes and fluids): Intravenous nutrition or home parenteral nutrition Enteral feeding tube (used infrequently) Surgery to reconstruct or lengthen the remaining parts of the bowel Intestinal transplant (in case of progression) Daily subcutaneous injection into abdomen, thigh, or arm; different injection site each time If warranted Crofelemer Teduglutide Given concomitantly with nutritional support Reduction of parenteral nutrition would lead to improvement of improved outcome in IF and improvement of patients’ quality of life

Napo Therapeutics: Jaguar’s European Footprint for Rare Diseases NASDAQ:JAGX 21 Napo Therapeutics’ Mission: Rare disease business model Initial orphan target indications: Short bowel syndrome (SBS) with intestinal failure, and microvillus inclusion disease (MVID), a congenital diarrheal disorder (CDD) Pursue accelerated marketing PRIME authorization from the European Medicines Agency (EMA) TPN reduction for MVID – no alternative treatments Europe regulatory strategy first Follow up with breakthrough designation FDA Publication of POC data could support early patient access to crofelemer for SBS or CDD in specific EU countries Early access programs, which do not exist in the US, are revenue generating, and reimbursable for participating patients Leadership: Massimo Radaelli, PhD, CEO of Napo Therapeutics * There is a probability that accelerated conditional marketing authorization may not be granted, which may negatively impact Company’s business operations and projected revenue > 90% owned by Jaguar

NASDAQ:JAGX 22 During which time we have laid the groundwork for the proof-of-concept data expected to be available beginning in Q2 2025 and throughout 2025 by: Developing close working relationships with the key opinion leaders and the principal investigators around the world Interacting with regulatory bodies Developing protocols and defining endpoints Developing a novel proprietary highly concentrated lyophilized powder formulation of crofelemer for oral solution The powder formulation of crofelemer: Is a different product from the commercialized formulation of crofelemer, brand name Mytesi, which is an oral tablet; due to the intestinal failure of MVID and SBS-IF patients, an oral tablet formulation is not viable Supports a different business model of small populations for orphan indications with high morbidity, high mortality, high patient advocacy and high expense Our Rare Disease Programs Have Been in the Works for Close to Eight Years

NASDAQ:JAGX 23 A growing and urgent unmet medical need exists for novel non-opioid chronic agents to treat CTD Unprecedented trial included patients, prophylaxis, with 10 different tumor types and 24 different targeted agents, with and without multiple standard cytotoxic chemotherapies Study did not meet prespecified analysis of primary endpoint for all tumor types Phase 3 data with significant results in prespecified subgroup of adult patients with breast cancer Patients with CTD 40% more likely to discontinue chemotherapy or targeted therapy than those without CTD1 The cost of care of CTD patients is estimated to be 2.9 times higher than for patients who are not experiencing CTD2 Strong patient advocacy Company meeting scheduled with FDA in Q2 2025: Goal to file Supplemental New Drug Application (sNDA) for breast cancer patients Jaguar Reported Phase 3 OnTarget Trial Results for its Cancer Supportive Care Drug Crofelemer on July 23, 2024 1 Pablo C. Okhuysen, M.D. Impact of Cancer-Related Diarrhea on Changes in Cancer Therapy Patterns: Real World Evidence 2 Eric Roeland, M.D., FAAHPM. Healthcare Utilization and Costs Associated with Cancer-Related Diarrhea

Diarrhea Rates Among Breast Cancer Targeted Therapies* *Not inclusive of all potential therapies. Rates are for any grade diarrhea. NASDAQ:JAGX 24

Napo Pharmaceuticals’ Make Cancer Less Shitty Patient Engagement Program 1 Pearce A, Haas M, Viney R, Pearson SA, Haywood P, Brown C, Ward R. Incidence and severity of self-reported chemotherapy side effects in routine care: A prospective cohort study. PLoS One. 2017 Oct 10;12(10):e0184360 2 Moore TH, King AJ, Evans M, Sharp D, Persad R, Huntley AL. Supportive care for men with prostate cancer: why are the trials not working? A systematic review and recommendations for future trials. Cancer Med. 2015 Aug;4(8):1240-51 3 Casey J. Allen et al. Defining Priorities in Value-Based Cancer Care: Insights From the Alliance for Clinical Trials in Oncology National Cooperative Group Survey. JCO Oncol Pract 19, 932-938(2023) NASDAQ:JAGX

Patient Advocacy: Including Regulatory Activity NASDAQ:JAGX 26

NASDAQ:JAGX 27 Crofelemer 125 mg delayed-release tablet clinical programs KOLs HIV indication: Drs. David Asmuth, Trevor Hawkins, Jihad Slim CTD indication: Drs. Lee Schwartzberg, Eric Roeland, Sandra Swain, Hope Rugo, Pablo Okhuysen Patient advocate SAB members (for CTD): Stacey Tinianov, Dr. Kelly Shanahan IBS-D indication: Drs. Brooks Cash, Anthony Lembo, Judy Nee Crofelemer lyophilized oral powder for solution programs KOLs Adult SBS-IF indication: Drs. Corey Siegel, Wolfgang Fischbach, Lindsey Russell, Fabrizio Pasanisi, Loris Pironi, Ulrich-Frank Pape, Martin von Websky, Georg Lamprecht Pediatric MVID & SBS-IF indications: Drs. Mohamad Miqdady, Lissette Jimenez, Antonella Diamanti, Christos Tzivinikos, Antonino Morabito, Cecile Lambe, Merit Tabbers, Jay Thiagarajah EMA/IEFA: Dr. Luce Pani NP-300 Infectious Diarrhea program KOLs Cholera and Infectious diarrhea KOLs: Drs. Pradip Bardhan, Herbert DuPont SAB Members and KOLs for Different R&D Programs at Napo Pharmaceuticals and Napo Therapeutics S.p.A (Jaguar Health Subsidiaries)

Emotional Support Program—Canalevia-CA1: Conditionally Approved for CID All the data and interest we need to secure business development deal to bring Canalevia to general diarrhea in all dogs 28 NASDAQ:JAGX

Canalevia®-CA1 (Crofelemer): A New Standard of Care For Treatment of Chemotherapy-induced Diarrhea (CID) in Dogs Launched April 2022

Canalevia-CA1 received conditional approval in December 2021—the first and only product indicated for CID in dogs to receive any type of approval from FDA

Canalevia®-CA1 (crofelemer delayed-release tablets)

Approximately 1 in 4 dogs will, at some stage in their life, develop neoplasia. Almost half of dogs over the age of 10 will develop cancer. ~6 million new cancer diagnoses are made in dogs each year in the U.S.[1]

Pet owners' willingness to pay for life saving treatments and procedures increases with patient comfort.

For the most part, dogs receive human chemotherapeutic agents during treatment and suffer the same side effects as humans, which means ~40% of treated dogs may have their chemotherapy reduced, changed, or discontinued due to diarrhea—which can compromise the full benefit of the chemotherapy agent.

Similar dynamics to human specialty market, but with greater correlation between gross and net revenue with pet owner paying out of pocket.

Conditional approval in dogs is similar to orphan drug designation in humans.



Jaguar Animal Health

[1] https://www.avma.org/resources/pet-owners/petcare/cancer-pets

29

NASDAQ:JAGX

Crofelemer Article in PetVet Magazine NASDAQ:JAGX 30

“As a veterinary oncologist, I recognize the critical role that supportive therapies play in treating cancer in dogs. One challenging side effect is chemotherapy-induced diarrhea, which can significantly impact a dog's quality of life and hinder their ability to tolerate further treatment. Needless to say, the impact also extends to the patient's family in dealing with the aftermath. The novel natural product Canalevia CA-1 significantly advances our approach to managing chemotherapy-induced diarrhea in canine patients. This innovative therapy not only helps to alleviate diarrhea symptoms but may enhance cancer treatment's overall efficacy by allowing dogs to maintain their chemotherapy schedule. By providing a targeted solution that improves gastrointestinal health, this product offers an alternative to metronidazole in this era of microbial stewardship.” -Craig Clifford, DVM, MS, CACVIM (Oncology) 31 NASDAQ:JAGX Canalevia-CA1

NASDAQ:JAGX 32 Cholera is designated as a rare disease in the United States, where nearly all reported cases are acquired during international travel Our NP-300 Orphan Designated Drug Candidate: Second-generation anti-secretory drug Same source plant as crofelemer Clinical proof-of-concept demonstrated by crofelemer for the reduction of diarrhea-associated dehydration in cholera patients: International Centre for Diarrhoeal Disease Research (icddr,b) in Bangladesh IND activated Plan to pursue Priority Review Voucher (PRV) (PRVs have sold for values ranging from $67M - $350M) NP-300 Drug Candidate for the Symptomatic Relief of Diarrhea from Cholera

October 2024 Commercial Launch of Gelclair—Jaguar's 3rd Commercialized Prescription Product

- **Oral mucositis is defined as the most significant adverse event in oncology**
    - Gelclair is an FDA-approved mucoprotective gel that coats the surface of the mouth to provide long-lasting relief
- **Who suffers from oral mucositis?**
  - 90% incidence in head and neck radiation[1] and bone marrow transplant
  - Focused launch less than $1.0 mm year 1
  - 30-75% of all patients receiving chemotherapy
      - First commercial footprint in oncology prepare for pre-education for crofelemer for CTD
- **Oral mucositis is a dose-limiting side effect of cancer treatment**
  - 19% of patients with head and neck cancer who develop oral mucositis may end up being hospitalized,[1]
  - Large % interrupt cancer treatment
  - Hospitalizations for pain management, nutritional support can lead to additional healthcare costs ranging from **$17,000 to $42,000**

- **NO** alcohol or heavy metals
- **NO** stinging or irritation
- **NO** numbing agents
- **NO** known drug interactions


gelclair
gelclair
gelclair

[1] Pulito C, Cristaudo A, Porta C, Zapperi S, Blandino G, Morrone A, Strano S. *Oral mucositis: the hidden side of cancer therapy*. J Exp Clin Cancer Res. 2020 Oct 7;39(1):210. doi: 10.1186/s13046-020-01715-7. PMID: 33028357; PMCID: PMC7542970.

33
NASDAQ:JAGX

Ongoing Gelclair Campaign NASDAQ:JAGX 34

NASDAQ:JAGX 36 Magdalena Biosciences Program to support the discovery and development of novel psychoactive medicines derived from plants for mental health and CNS disorders Picralima nitida plant, the source of the active ingredient alstonine Picralima nitida image copyrighted by Hiobson and licensed under the Creative Commons Attribution-Share Alike 4.0 International license Leverage Company’s proprietary library of ~2,300 plants and ~3,500 plant extracts with ethnomedicinal investigation Seeking next generation first-in-class agents, novel mechanisms of action, disease modifying agents Eight key agents being pursued by psychedelic-focused companies: LSD and derivatives Psilocybin and derivatives (mushrooms in the genus Psilocybe)  Iboga and derivatives Toad sections from Bufus Alvarius 5-MeO-DMT MDMA (referred to as ecstasy or Molly) Ketamine Mescaline and derivatives (peyote is most well-known source but not only source) DMT and derivatives (most well-known source is the Banisteriopisis and Psychotria viridis mixture known as Ayahuasca) Peyote (Lophophora williamsii), a source of mescaline

Net Revenue: 2024 Net Revenue Up Approximately 20% Over 2023 NASDAQ:JAGX 37

Recent & Expected Upcoming Catalysts – Financial, Clinical & Commercial

- **Ongoing:** Commercial launch (began Oct 2024) of FDA-approved Gelclair product for oral mucositis
- **Jan 2025:** Initiation of crofelemer IIT in Abu Dhabi in pediatric patients with SBS-IF or MVID
- **Q1 2025: FPFV** of crofelemer IIT at Cleveland Clinic in adult SBS-IF patients
- **Q1 2025:** Initiation by Napo Therapeutics of global Phase 2 study of crofelemer in adult SBS-IF patients
- **Q2 2025:** Initiation of additional crofelemer IIT for SBS – change formulation
- **Q2 2025:** Meeting with FDA to obtain clarity regarding possible pathways to make crofelemer available as efficiently as possible to breast cancer patients for CTD; target filing of sNDA
- **Q2 2025:** Availability of first POC IIT result for crofelemer for SBS-IF and MVID in support of PRIME designation and potential early patient access in specific EU countries
- **April 2025:** Potential presentation of POC IIT result(s) for crofelemer for SBS-IF and/or MVID at Elite Ped-GI Congress in Abu Dhabi and ESPGHAN 2025 (Finland)
- **H1 2025:** Briefing package submitted to FDA on OnTarget results in breast cancer patients for CTD
- **H2 2025:** Business development deal for development and commercialization of extension of Canalevia CA-1 prescription drug candidate for general diarrhea in dogs
- **H2 2025**: Business development deal for rare disease and/or CTD – non-dilutive funding
- **H2 2025:** Jaguar mental health-focused joint venture Magdalena Biosciences to initiate clinical development for botanical drug candidate
- **1H 2026:** End of Phase 2 trials of crofelemer in SBS-IF and MVID gelclair®



ESPGHAN 57th ANNUAL MEETING of the European Society for Paediatric Gastroenterology, Hepatology and Nutrition 14-17 May 2025 | Helsinki, Finland

THE 11TH ANNUAL ELITE PED-GI CONGRESS 2025

OnTarget

Magdalena Biosciences

* Key milestones are based on management estimates. Adverse events could negatively affect their business and the timeliness of achieving key milestones.

38

NASDAQ:JAGX

Jaguar/Napo Pharmaceuticals Executive Management Team NASDAQ:JAGX 39 Name / Title Experience Lisa Conte Founder & CEO 30+ years of industry experience Obtained first anti-secretory human product FDA approval Board of Directors of Healing Forest Conservancy Raised over $400 mm for the Company Carol Lizak, MBA Chief Financial Officer 20 years corporate controllership and financial planning and analysis experience under U.S. GAAP & IFRS 10+ years with public companies including foreign subs (5 years in biopharma) Steven King, PhD Chief Sustainable Supply, Ethnobotanical Research & IP Officer Served as head of sustainable supply, ethnobotanical research & IP: 1989-2020 Board of Directors of Healing Forest Conservancy Pravin Chaturvedi, PhD Chief Scientific Officer Chair of Scientific Advisory Board 25+ years drug development experience Co-Founded Scion, IndUS and Oceanyx Pharmaceuticals Successfully developed Mytesi® (first pivotal adaptive design) and 7 pharmaceutical products Massimo Radaelli, PhD President of Jaguar International & CEO of Napo Therapeutics European pharmaceutical industry leader and entrepreneur with 35+ years' experience in the biopharmaceutical sector and innovation in therapies dedicated to rare diseases Founded Noventia Pharma in 2009 and serves as its Chairman, President, and CEO; founded Pint Pharma Group and Ferrer Italia, was co-founder of a Dupont-Merck JV Italian subsidiary Karen J. Brunke, PhD Executive VP, Corporate & Business Development 30+ years experience in research, operations and BD in pharma/biotech Primary responsibility in deals with MedImmune, Astellas; closed GSK deal Successfully developed GMOs at Sandoz while Research Director Darlene Horton, M.D. Chief Medical Officer Biopharmaceutical veteran and leading clinical development expert 25 years experience in development of investigational and commercialized biopharmaceutical and drug-device combination products; experienced in design of SBS clinical programs David Sesin, PhD Chief Manufacturing Officer Pharmaceutical scientist with experience from drug discovery through manufacturing Developed crofelemer manufacturing process Jonathan Wolin, JD, MBA Chief of Staff, Chief Compliance Officer & General Counsel Extensive experience providing legal advice and guidance to public and private companies in the healthcare and biotechnology industries Ian H. Wendt, MBA Chief Commercial Officer Has held commercial leadership roles across sales, marketing and operations at some of the largest brands in the pharmaceutical industry over past 25 years Ismaila Sougoufara Chief Accounting Officer and VP Finance 10+ years of assurance (audit) and consulting (transaction advisory services) experience with Big Four audit and advisory firms (E&Y and RSM) 6 years of management consulting with global consulting firms (Korn Ferry) in the areas of M&A, finance transformation, core and commercial finance, FP&A, business partnerships, technical accounting, system implementations, risk and corporate compliance. 5 years leading Jaguar Health’s accounting and finance activities

Investment Highlights

Mytesi (Crofelemer): FDA-Approved Human Drug	• Only FDA-approved diarrhea treatment that's been studied specifically in adults with HIV / AIDS • Supply chain in place
Planned Crofelemer Expansion	**Progression from supportive care to impact on outcome/cost of care to treatment modifying** • CTD – target sNDA filing for adult breast cancer patients on targeted therapy based on statistically significant Phase 3 results in this prespecified subgroup • Intestinal failure – SBS and MVID – 5 clinical catalysts • Early patient access, PRIME, and Breakthrough designation pathways
Strategic Focus on Rare Diseases	• SBS with intestinal failure (SBS-IF) • Initial CDD target indication: Microvillus inclusion disease (MVID) • **Potential for reduction in TPC paradigm shifting** • POC data opens up collaborations with rare disease companies
Canalevia-CA1 for Chemotherapy-Induced Diarrhea (CID) in Dogs	• Canalevia-CA1 FDA conditionally approved December 2021 • Estimated 6 million new cancer diagnoses in dogs each year in US; 25-40% experience diarrhea • Predictive of human situation • Potential for bus dev relationship to expand indication to general acute diarrhea in companion animals
Strategic Partnerships	• Unencumbered global commercial rights to Mytesi/crofelemer pipeline • Magdalena Biosciences leveraging proprietary 2,300-plant ethnobotanical database
Strong Management Team	• Key management has been with the team for >20 years • Recent investment by CEO, C suite team members, and board members
Proprietary Position	• ~194 patents (majority do not expire until 2027 - 2031) and ~45 patents pending • Sustainable supply of commercial scale of raw material sourcing • Botanical guidance protection – no practical generic pathway

40

NASDAQ:JAGX

Jaguar Health, Inc. (NASDAQ: JAGX) Contact: hello@jaguar.health